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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

    Date of Report  (Date of Earliest Event Reported):    December 1, 2008


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.02     TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT

     On December 1, 2008, N-Viro International Corporation (the "Company") gave written notice of termination in order to terminate the following consulting agreements:

- the Financial Public Relations Agreement dated September 15, 2005 with Strategic Asset Management, Inc.;
- Two separate Consulting Agreements with Weil Consulting Corporation, one dated April 11, 2007, and one dated January 31, 2008; and
-     the  Consulting  Agreement  dated  January 31, 2008 with SLD Capital Corp.

     Because each agreement requires 30 days prior written notice of termination, each termination became effective on December 31, 2008.

     Generally, the Company issued a lump sum number of shares of common stock and/or warrants to purchase common stock to each consultant at the inception of the agreement with the consultant or upon the extension of the agreement. As a result, the Company has expensed the value of the shares and/or warrants ratably over the term of each agreement. In connection with the termination of these agreements, the Company expects to write-off the remaining value of each contract in 2008 because each consultant is not required to remit back to the Company the value of stock or warrants received under the agreement. As a result, the Company expects to expense a total of approximately $222,000 in 2008 for all of the terminated agreements. Had the Company not terminated these contracts, the Company would have expensed $211,000 in 2009 and $11,000 in 2010.

     The Company terminated these agreements pursuant to a revised plan that commenced in September 2008 to engage Porter, LeVay & Rose, Inc., New York, NY, to more actively market and promote the Company's stock.

     No material termination penalties apply to the termination of any of these agreements.

The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:          February 10, 2009          By:     /s/  James K. McHugh
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                                                   James K. McHugh
                                                   Chief Financial Officer